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                                                                    Exhibit 10.6

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (the "Guaranty") is dated as of the 29th day of February, 2000, between THE PROVIDENT BANK, an Ohio banking corporation ("Provident"), and SOLVAY AMERICA, INC., a Delaware corporation (the "Guarantor").

                              Preliminary Statement

         Duramed Pharmaceuticals, Inc., a Delaware corporation (the "Borrower"), has requested from Provident a loan in the sum of Twenty Million and 00/100 Dollars ($20,000,000.00) (the "Loan") for the purpose of financing working capital and other general corporate purposes related to Borrower's pharmaceutical business located at 5040 Duramed Drive, Cincinnati, Ohio 45213 (the "Premises"). The Loan will be evidenced by two (2) Promissory Notes in the aggregate amount of the Loan (collectively, the "Notes") dated the date hereof, and will be secured by an Open-End Mortgage (the "Mortgage"), an Assignment of Leases, Rents and Proceeds (the "Assignment of Leases") and the UCC Financing Statements. All obligations of Borrower to Provident under the Notes, the Mortgage, the Assignment of Leases and the UCC Financing Statements are hereinafter collectively referred to as the "Indebtedness."

         NOW, THEREFORE, the parties hereto agree as follows:

         1. To induce Provident to make the Loan, the Guarantor hereby absolutely and unconditionally guarantees the Indebtedness subject to the other terms and conditions of this Guaranty. The Guarantor undertakes this guarantee of the aforementioned payment and performance by Borrower notwithstanding that any portion of the Indebtedness shall be void or voidable as between the Borrower and any of its creditors including, without limitation, any bankruptcy trustee of the Borrower. The liability of the Guarantor shall be limited to a principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00), plus interest thereon as provided in the Notes (including Default Interest), and all costs of collection (including reasonable attorneys' fees) and all expenses reimbursable pursuant to Section 2 hereof.

         2. This Guaranty is a guarantee of payment and not a guarantee of collection. Notwithstanding the foregoing, upon Borrower's failure to pay any portion of the Indebtedness promptly when due, Provident shall first, by written notice, make demand upon the Borrower, with a copy of such notice to Guarantor, to pay such portion of the Indebtedness as is then due, unless provision of such a notice shall be prohibited under Title 11 U.S. Code or successor statute, in which case such notice shall be deemed to have been given as of the date of effectiveness of the prohibition of such notice. Within thirty (30) days after such notice shall have been given or deemed given to Borrower, Provident, at its sole option, may demand payment from the Guarantor of all or any part of the Indebtedness then due and owing. In addition, Provident may proceed against the Guarantor
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(or an additional guarantor, if there be any, or against any one or more of the foregoing) to collect the Indebtedness, with or without proceeding against the Borrower, any co-maker or co-surety or co- guarantor, any endorser or any collateral held as security for the Indebtedness. The Guarantor agrees to reimburse Provident for all reasonable expenses of any nature whatsoever including, without limitation, reasonable attorneys' fees, incurred or paid by Provident in exercising any right, power or remedy against Guarantor conferred by this Guaranty. Any and all payments upon the Indebtedness made by the Borrower, Guarantor or any other person, or from the proceeds of any collateral held as security for the Indebtedness, may be applied by Provident against the Indebtedness in whatever manner it may determine in its sole discretion. Until the Indebtedness is paid in full, Guarantor shall not exercise any right of subrogation with respect to payments made by Guarantor pursuant to this Guaranty.

         Provident shall forbear from exercising any remedy that it might have under the Mortgage, the Assignment of Leases, the Environmental Indemnity Agreement or the UCC Financing Statements on account of any default in payment by Borrower until it shall have demanded payment from Guarantor of such past due amount as provided above in this Section 2 and Guarantor's failure to pay in full such past due amount within two (2) business days of Provident's demand hereof to Guarantor. The failure of Provident to demand payment of any past due amount from Guarantor as provided herein on any given occasion shall not impair or be considered a waiver of any such right or power or a waiver of any such default by Borrower.

         3. The liability of Guarantor and the rights of Provident under this Guaranty shall not be impaired or affected in any manner by, and Guarantor hereby consents in advance to and waives any requirement of notice for, any (a) disposition, impairment, release, surrender, substitution, or modification of any collateral securing the Indebtedness or the obligations created by this Guaranty or any failure to perfect a security interest in any such collateral;
(b) release (including adjudication or discharge in bankruptcy) or settlement with any person primarily or secondarily liable for the Indebtedness (including, without limitation, any maker, endorser, guarantor or surety); (c) delay in enforcement of payment of the Indebtedness or delay in enforcement of this Guaranty; (d) delay, omission, waiver, or forbearance in exercising any right or power with respect to the Indebtedness or this Guaranty; (e) defense arising from the enforceability or validity of the Indebtedness or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto;
(f) any defenses or counterclaims that the Borrower may assert on the Indebtedness, including, but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction and usury; or (g) other act or omission which might constitute a legal or equitable discharge of Guarantor. Except such notices as are expressly required hereby, Guarantor waives presentment, protest, demand for payment, any right of set-off, notice of dishonor or default, notice of acceptance of this Guaranty, notice of the incurring of any of the Indebtedness and notice of any other kind in connection with the Indebtedness or this Guaranty. Notwithstanding the foregoing, during the time the Indebtedness remains outstanding, Provident will not, without the prior written consent of Guarantor, which consent shall
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not be unreasonably delayed or withheld, agree to any modification to any material term or condition of the documents which evidence the Indebtedness.

         4. The Guarantor agrees that in the event of (a) the dissolution or insolvency of Borrower, (b) the inability of Borrower generally to pay its debts as they become due, (c) an assignment by Borrower for the benefit of its creditors, (d) the institution by Borrower of any action or proceeding with respect to itself under Title 11 U.S. Code or successor statute, or (e) the institution by another entity of any action or proceeding with respect to Borrower under Title 11 U.S. Code or successor statute, and continuance of such proceeding for sixty (60) days without dismissal, and whether or not such event shall occur at a time when the Indebtedness is not then due and payable, the Guarantor shall upon demand by Provident pay the Indebtedness to Provident as if the Indebtedness was then due and payable.

         5. In the event of any demand by Provident for payment by Guarantor of any amount less than payment in full of the Indebtedness pursuant to Section 2 hereof, Guarantor shall have the option to promptly tender to Provident the full amount owing under this Guaranty.

                  Upon the payment in full to Provident by Guarantor of all the Indebtedness, Provident shall (a) endorse and deliver to Guarantor the Notes, without recourse and without any warranties whatsoever, except that Provident has good title to such Notes, and (b) execute non-recourse assignments of the Mortgage, the Assignment of Leases, the Environmental Indemnity Agreement and the UCC Financing Statements, and Guarantor shall be subrogated to the rights of Provident in respect of such Indebtedness.

         6. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal, interest or any other amount with respect to the Indebtedness is rescinded or must otherwise be restored by Provident upon the bankruptcy or reorganization of Borrower, any other person or otherwise.

         7. The Guarantor shall provide Provident with audited financial statements of Guarantor for Guarantor's fiscal year within one hundred twenty
(120) days after the end of each such fiscal year. Guarantor shall submit to Provident within ninety (90) days after each quarter financial statements of Guarantor that are not audited.

         8. Provident shall not be compelled to resort first to any collateral for payment of any of the Indebtedness or the obligations created by this Guaranty but may, at its election, require the obligation to be paid by the Guarantor, with or without suit.

         9. Guarantor agrees that with respect to any uncured Event of Default under the Notes, the Mortgage, the Assignment of Leases or the Environmental Indemnity Agreement, Provident shall have the sole option to declare or not to declare a default thereunder, or to waive any such default
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from time to time, or to waive the right from time to time to accelerate the
Indebtedness after declaring a default, without in any way affecting its right, after it does declare a default under the Notes, the Mortgage, the Assignment of Leases or the Environmental Indemnity Agreement, to require payment from the Guarantor under this Guaranty. After the declaration of any default by Provident under the Notes, the Mortgage, the Assignment of Leases or the Environmental Indemnity Agreement, Provident shall have the sole right to determine whether to apply payments received from the Borrower toward obligations under the Indebtedness or any other obligations owing by Borrower to Provident.

         10. This Guaranty shall inure to the benefit of and bind the parties hereto, their successors and assigns, and their legal representatives or heirs. Provident may, at its option, assign this Guaranty to any lending institution, bank holding company, insurance company or the like, which becomes the endorsee or assignee of any part of the Indebtedness, or who is in possession of or the bearer of any part of the Indebtedness that is payable to the bearer, and the Guarantor shall continue to be liable under this Guaranty to such other party to the extent of such indorsed, assigned, or possessed Indebtedness.

         11. This Guaranty and all the rights and obligations of the parties thereto shall be governed by the laws of the State of Ohio.

         12. As a specifically bargained inducement for Provident to extend credit to Borrower (a) THE GUARANTOR HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS GUARANTY OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING PROVIDENT AND THE BORROWER, AND (b) THE GUARANTOR HEREBY DESIGNATES ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS MAKING, VALIDITY OR PERFORMANCE, SHALL BE PROSECUTED AS TO ALL PARTIES, THEIR PERMITTED SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION, THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

         13. The Guarantor warrants that it has the corporate power to execute this Guaranty, that all the necessary corporate actions have been taken to permit the Guarantor to give this Guaranty, and that the person executing this Guaranty is duly empowered to do so on behalf of the Guarantor.

         14. Provident warrants that it has the corporate power to execute this Guaranty, that all the necessary corporate actions have been taken to permit Provident to enter into this Guaranty, and that the person executing this Guaranty is duly empowered to do so on behalf of Provident.
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         15. This Guaranty sets forth the complete agreement of the parties with respect to the subject matter hereof and expressly supersedes the prior or contemporaneous representation or agreement.

         16. No modification or amendment of this Guaranty shall be effective unless in writing, signed by the party against whom enforcement is sought. No waiver of any term or provision of this Guaranty shall be effective unless in writing and only for the instance then given.

         17. Any notice or consent required or permitted to be given under this Guaranty shall be sufficient if made in writing and sent via courier, fax or certified mail, postage prepaid, and shall be effective when received by the party to whom sent.

             If to Provident, to:     The Provident Bank
                                      Three East Fourth Street
                                      Second Floor
                                      Cincinnati, Ohio  45202
                                      Attention: Richard M. Sterling
                                                 Vice President
                                      Fax:       (513) 579-2398

             with a copy (which copy
             shall not constitute
             notice) to:              Keating, Muething & Klekamp, P.L.L.
                                      1400 Provident Tower
                                      One East Fourth Street
                                      Cincinnati, Ohio  45202
                                      Attention: Mark J. Weber, Esq.
                                      Fax:       (513) 579-6457

             If to Guarantor, to:     Solvay America, Inc.
                                      33 Richmond Avenue
                                      Houston, Texas  77098
                                      Attention: Vice President/General Counsel
                                      Fax:       (713) 525-7818
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             with a copy (which copy
             shall not constitute
             notice) to:              Solvay Pharmaceuticals, Inc.
                                      901 Sawyer Road
                                      Marietta, Georgia  30062
                                      Attention: Vice President-Law,
                                                 Government and Public Affairs
                                      Fax:       (770) 578-5749

         18. Guarantor agrees that it shall not amend or modify any of the material terms or provisions of that certain Reimbursement Agreement of even date herewith between Guarantor and Borrower without the prior written consent of Provident.

       Remainder of page intentionally left blank. Signature page follows.
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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Guaranty Agreement on and as of the date first above set forth.

                                     THE PROVIDENT BANK



                                     By:
                                        ----------------------------------------
                                     Name:  Richard M. Sterling
                                     Its:   Vice President
                                     Date:
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                                     SOLVAY AMERICA, INC.



                                     By: /s/ Philip Uhrhan
                                        ----------------------------------------
                                     Name:   Philip Uhrhan
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                                     Its:    Vice President, Finance
                                         ---------------------------------------
                                     Date:   February 25, 2000
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